UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement

As previously disclosed, on October 30, 2022, Phoenix Biotech Acquisition Corp., a Delaware corporation (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, OM Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Intrinsic Medicine, Inc., a Delaware corporation (“Intrinsic”). Defined terms used herein without definition shall have the meanings given in the Business Combination Agreement and all references to “Sections” refer to the Business Combination Agreement.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of such agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 31, 2022 (the “Form 8-K”), and is incorporated by reference herein.

Termination of the Business Combination Agreement

On December 6, 2022 (the “Termination Date”), the Company and Intrinsic entered into a Termination Agreement (the “Termination Agreement”), a copy of which is filed as Exhibit 2.1 hereto, which among other things provides for the mutual termination of the Business Combination Agreement pursuant to Section 7.1(a) of the Business Combination Agreement. No termination fee or other payment is due to any party to the Business Combination Agreement from any of the other parties as a result of the termination.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of such agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Termination of Related Agreements

Sponsor Support Agreement

The Sponsor Support Agreement, dated as of October 30, 2022 (the “Sponsor Support Agreement”), by and among the Company, Intrinsic, Phoenix Biotech Sponsor, LLC, a Delaware limited liability company, and each of the Company’s officers and directors, automatically terminated in accordance with its terms upon the termination of the Business Combination Agreement. No termination fee or other payment is due to any party to the Sponsor Support Agreement from any of the other parties as a result of the termination.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of such agreement, which was previously filed as Exhibit 10.1 to the Form 8-K and is incorporated by reference herein.

Intrinsic Support Agreements

The support agreements, dated as of October 30, 2022 (the “Intrinsic Support Agreements”), by and among the Company, Intrinsic and certain Intrinsic stockholders, automatically terminated in accordance with their terms upon the termination of the Business Combination Agreement. No termination fee or other payment is due to any party to any Intrinsic Support Agreement from any of the other parties as a result of the termination.

The foregoing description of the Intrinsic Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of such agreements, which were previously filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to the Form 8-K and are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On December 5, 2022, the Company and Intrinsic jointly released a press release announcing the termination of the Business Combination Agreement. A copy of such press release is attached hereto as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (iii) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (iv) risks related to biotechnology, industry and regulations; (xvii) changes in laws and regulations; and (v) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, in each case, under the heading “Risk Factors,” and other documents of the Company to be filed with the SEC, including the proxy statement / prospectus. If any of these risks materialize or the Company assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

2.1	Termination Agreement, dated December 6, 2022.

99.1	Press Release, dated December 6, 2022.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: December 7, 2022